                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of report (Date of earliest event reported)  March 24, 1997
                                                        ----------------

                               ScanSource, Inc.
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)


       South Carolina                   1-12842                57-0965380
----------------------------       ----------------         ----------------
(State or Other Jurisdiction       (Commission File         (I.R.S. Employer
     of Incorporation)                 Number)               Identification)


                 6 Logue Court, Suite G, Greenville, SC 29615
         ------------------------------------------------------------
         (Address, Including Zip Code of Principal Executive Offices)


                                (803) 288-2432
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


This document contains a total of 3 pages. The exhibit index is set forth on sequentially numbered page 2.

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ITEM 5. OTHER EVENTS.

       On March 24, 1997, ScanSource, Inc., announced that it was withdrawing its proposed public offering of two million shares of its Common Stock. A copy of the News Release is attached hereto as Exhibit 99 (page 3 of 3).

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a)  Not applicable.

      (b)  Not applicable.

      (c)  Exhibits.

           Exhibits 99, News Release, dated March 24, 1997.

                                SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SCANSOURCE, INC.


Date: March 24, 1997                    By: /s/ Jeffery A. Bryson
                                           -------------------------
                                           Jeffery A. Bryson
                                           Chief Financial Officer





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